UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2008

NEFF CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-14145	65-0626400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 N.W. 87th Avenue, Suite 400 Miami, Florida	33178
(Address of principal executive offices)	(Zip Code)

(305) 513-3350

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

The following information is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

On November 17, 2008, Neff Corp. (the “Company”) issued a press release announcing that the Company had offered holders of its 10% Senior Notes due 2015 (the “Senior Notes”) an opportunity to participate as lenders in respect of senior secured term loans (the “Term Loans”) under the Company’s existing senior secured first lien credit agreement in consideration for properly tendered and accepted outstanding Senior Notes and consents to certain proposed amendments (the “Proposed Amendments”) to the Indenture dated May 31, 2007 governing the Senior Notes. The press release is attached as Exhibit 99.1. The terms and conditions of the Company’s offer to purchase its outstanding Senior Notes and the related solicitation of consents to the Proposed Amendments (the “Offer”) are set forth in the Company’s offer to purchase and consent solicitation statement, which will be made available to holders of the Senior Notes who are “institutional accredited investors,” as such term is defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D.

The Company is providing the following information to holders of its Senior Notes in connection with the Company’s Offer:

The Company’s Offer is conditioned on, among other things, obtaining the requisite consents of the lenders under the Company’s existing senior secured first lien credit agreement to amend such agreement (the “Amended Credit Agreement”) to provide for the Term Loans. A summary of certain terms of the proposed Amended Credit Agreement, including the Term Loans, is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are incorporated by reference herein:

99.1	Press Release dated November 17, 2008.

99.2	Summary of the Amended Credit Agreement, Including the Term Loans dated as of November 17, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEFF CORP.

By:	/s/ Mark Irion
Mark Irion
Executive Vice President, Chief Financial Officer and Secretary

Dated: November 17, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 17, 2008.

99.2	Summary of the Amended Credit Agreement, Including the Term Loans dated as of November 17, 2008.